UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2020

B2Digital, Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-11882	84-0916299
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

4522 West Village Drive, Suite 215, Tampa, FL 33624
(Address of principal executive offices, including zip code)

(813) 961-3051
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01	Entry Into A Material Definitive Agreement.

On November 29, 2020, with Greg P. Bell abstaining, the board of directors of B2Digital, Incorporated, a Delaware corporation (the “Company”) approved the Chairman of the Board and Chief Executive Officer & President Agreement (the “Agreement”) dated effective November 23, 2020 with Greg P. Bell, the Company’s Chairman of the Board, CEO, and President. The Agreement supersedes the previous agreement of the same title dated effective November 24, 2017. The term of the Agreement is until Mr. Bell is removed from his executive positions by 80% of the voting control of the Company unless Mr. Bell is legally incapacitated (until legal capacity is regained), as determined by a court of competent jurisdiction or upon Mr. Bell’s death. Mr. Bell can terminate the agreement upon three months’ prior written notice to the Company.

Pursuant to the Agreement, Mr. Bell is entitled to an annual salary of $120,000 and Mr. Bell was also issued 40,000,000 shares of the Company’s Series B Convertible Preferred Stock (the “Series B Preferred Stock”).

Item 3.02	Unregistered Sales of Equity Securities.

Pursuant to the Agreement, effective November 23, the Company issued to Mr. Bell 40,000,000 shares of the Series B Preferred Stock. This issuance was exempt under Rule 506(b) under Regulation D. Mr. Bell is an “accredited investor” as defined in Rule 501 under the Securities Act. The Company did not engage in any general solicitation or advertising in connection with the issuance of the Preferred Stock. No selling commissions were paid in connection with the issuance of the Preferred Stock.

Item 5.01	Changes in Control of Registrant.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Prior to the issuance of the Series B Preferred Stock to Mr. Bell, based on 707,413,262 shares of the Company’s Common Stock as of November 2, 2020 (as reported in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2020), 2,000,000 shares (or 480,000,000 votes) of the Company’s Series A Convertible Preferred Stock (the “Series A Preferred Stock”), and no shares of the Company’s Series B Preferred Stock issued and outstanding:

•	Mr. Bell beneficially owns 145,045,202 shares of the Company’s Common Stock (representing 145,045,202 of 1,187,413,262 votes or 12.22%); and

•	Mr. Bell beneficially owns 850,000 shares of the Company’s Series A Preferred Stock (representing 204,000,000 of 1,187,413,262 votes or 17.18%).

After the issuance of the shares of Series B Preferred Stock to Mr. Bell, based on 707,413,262 shares of the Company’s Common Stock as of November 2, 2020 (as reported in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2020), 2,000,000 shares (or 480,000,000 votes) of the Company’s Series A Preferred Stock, and 40,000,000 shares of the Company’s Series B Preferred Stock issued and outstanding:

•	Mr. Bell beneficially owns 145,045,202 shares of the Company’s Common Stock (representing 145,045,202 of 1,987,413,262 votes or 7.30%);

•	Mr. Bell beneficially owns 850,000 shares of the Company’s Series A Preferred Stock (representing 204,000,000 of 1,987,413,262 votes or 10.26%); and

•	Mr. Bell beneficially owns 40,000,000 shares of the Company’s Series B Preferred Stock (representing 800,000,000 of 1,987,413,262 votes or 40.25%).

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

On November 29, 2020, the board of directors of the Company approved the filing of an amendment to the Certificate of Designation of the Series B Convertible Stock pursuant to which the section titled “Voting, Liquidation, Dividends, and Redemption” was revised to the following:

“Voting, Liquidation, Dividends, and Redemption. On all matters to be voted on by the holders of Common Stock, the Holders of Series B Preferred Stock shall be entitled to twenty (20) votes for each share of Series B Preferred Stock held of record. On all such matters, the holders of Common Stock and the Holders of Series B Preferred Stock shall vote together as a single class. If the Company effects a stock split which either increases or decreases the number of shares of Common Stock outstanding and entitled to vote, the voting rights of the Series B Preferred Stock shall not be subject to adjustments unless specifically authorized. The shares of Series B Convertible Preferred Stock shall (i) not have a liquidation preference; (ii) not accrue, earn, or participate in any dividends; and (iii) not be subject to redemption by the Corporation.”

The section titled “Conversion” was revised to the following:

“Conversion. Twelve (12) months following the original issuance date, but not before, each outstanding share of Series B Convertible Preferred Stock may be converted, at the option of the holder, into two (2) shares of the Corporation’s common stock.”

Item 7.01	Regulation FD Disclosure.

On December 3, 2020, the Company issued press release which announced the Company’s outlook and the accelerating organic and strategic growth underway in its gym segment, as well as its performance related to this strategy during the three months ended September 30, 2020, and the Company’s expectations for related performance during the current quarter ending December 31, 2020, and beyond. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference. Pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), the information in this Item 7.01 disclosure, including Exhibit 99.1, and the information set forth therein, is deemed to have been furnished to, and shall not be deemed to be “filed” with, the SEC.

The press release may contain forward-looking statements. Such forward-looking statements are based on information presently available to the Company’s management and are current only as of the date made. Actual results could also differ materially from those anticipated as a result of a number of factors, including, but not limited to, those discussed in the Company’s Annual Report on Form 10-K for the year ended March 31, 2020, and subsequent reports filed by the Company with the SEC. For those reasons, undue reliance should not be placed on any forward-looking statement. The Company assumes no duty or obligation to update or revise any forward-looking statement, although it may do so from time to time as management believes is warranted or as may be required by applicable securities law. Any such updates or revisions may be made by the registrant by filing reports with the SEC, through the issuance of press releases or by other methods of public disclosure.

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Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment to Certificate of Designation for Series B Convertible Preferred Stock
99.1	Press Release dated December 3, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B2Digital, Incorporated

Date: December 3, 2020	By:	/s/ Greg P. Bell
Greg P. Bell, Chief Executive Officer

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